Exhibit 99.2

Investing for the Future 2014 Annual Shareholders Meeting Bridgeport, West Virginia May 20, 2014 “We have acted for tomorrow, knowing we could not rest on today.” – Larry Mazza, CEO

Forward Looking Information Certain matters discussed in this presentation, which are based on other than historical data, are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and include, among others: statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations, and future financial condition, results of operations and performance of MVB Financial Corp. (“MVB”, “MVB Financial” or “the Company”) and its subsidiaries (collectively “we,” “our,” or “us), including MVB Bank, Inc. (“MVB Bank”), Potomac Mortgage Group, Inc., which does business as MVB Mortgage (“MVB Mortgage”), and MVB Insurance, LLC (“MVB Insurance”) ; and statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “target,” or similar expressions. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing the views of the management of the Company, MVB Bank, MVB Mortgage, or MVB Insurance, as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied. Factors that might cause such differences include, but are not limited to: the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to successfully execute business plans, manage risks, and achieve objectives; changes in local, national and international political and economic conditions, including without limitation the political and economic effects of the recent economic crisis, delay of recovery from that crisis, economic conditions and fiscal imbalances in the United States and other countries, potential or actual downgrades in rating of sovereign debt issued by the United States and other countries, and other major developments, including wars, military actions, and terrorist attacks; changes in financial market conditions, either internationally, nationally or locally in areas in which the Company, MVB Bank, MVB Mortgage, and MVB Insurance conduct operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development and real estate prices; fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; changes in interest rates, the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows and competition; the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to successfully conduct acquisitions and integrate acquired businesses, including certain assets and liabilities of CFG Community Bank; potential difficulties in expanding the businesses of the Company, MVB Bank, MVB Mortgage, and MVB Insurance in existing and new markets; increases in the levels of losses, customer bankruptcies, bank failures, claims, and assessments; changes in fiscal, monetary, regulatory, trade and tax policies and laws, and regulatory assessments and fees, including policies of the U.S. Department of Treasury, the Board of Governors of the Federal Reserve Board System, and the FDIC; the impact of executive compensation rules under the Dodd-Frank Act and banking regulations which may impact the ability of the Company, MVB Bank, MVB Mortgage, MVB Insurance, and other American financial institutions to retain and recruit executives and other personnel necessary for their businesses and competitiveness; the impact of the Dodd-Frank Act and of new international standards known as Basel III, and rules and regulations thereunder, many of which have not yet been promulgated, on our required regulatory capital and liquidity levels, governmental assessments on us, the scope of business activities in which we may engage, the manner in which the Company, MVB Bank, MVB Mortgage, and MVB Insurance engage in such activities, the fees MVB Bank, MVB Mortgage, and MVB Insurance may charge for certain products and services, and other matters affected by the Dodd-Frank Act and these international standards; continuing consolidation in the financial services industry; new legal claims against the Company, MVB Bank, MVB Mortgage, and MVB Insurance, including litigation, arbitration and proceedings brought by governmental or self-regulatory agencies, or changes in existing legal matters; success in gaining regulatory approvals, when required; changes in consumer spending and savings habits; increased competitive challenges and expanding product and pricing pressures among financial institutions; inflation and deflation; technological changes and the implementation of new technologies by the Company, MVB Bank, MVB Mortgage, and MVB Insurance; the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to develop and maintain secure and reliable information technology systems; legislation or regulatory changes which adversely affect the operations or business of the Company, MVB Bank, MVB Mortgage, or MVB Insurance; the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to comply with applicable laws and regulations; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; and, costs of deposit insurance and changes with respect to FDIC insurance coverage levels. Except to the extent required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Investing for the Future Actions Diversifying Income (Mortgage, Insurance) Market Expansion (Charleston, NOVA) Top Talent (Organizational Development) Capital Raise (Two campaigns - nearly $90M) Technology (Systems, new Mobile App platform) Facilities (New Locations) Governance (New & Retiring Directors, Structure) Compliance (Positions, Processes)

Solid 2013 Results – Net Income

Total Assets Grew by 36%

Total Loans Grew by 40%

Total Deposits Increased by 43%

= Regulatory Well-Capitalized Minimum Levels Demonstrating Strength with Capital Ratios Steadily Increasing Market Capitalization = MVB Bank Information as of December 31, 2013 (1) Based on offering price of $32.00 and current number of shares. (1) MVB Financial: Demonstrating Strength 10.00% 6.00% 5.00% 12.89% 12.13% 8.84% 0% 2% 4% 6% 8% 10% 12% 14% 16% Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Ratio $29 $29 $34 $48 $54 $123 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 2008 2009 2010 2011 2012 2013 Millions End of Year

 2012/2013 private placement goal of $20 million with an over allotment of $25 million; final capital raise closed strong at $27 million 2013/2014 private placement goal of $50 million with total raised to date of $61 million in common and preferred stock and subordinated debt Strong Demand for Stock Continues Dividend Reinvestment Program (DRIP) showed 47% participation during most recent December 2013 cycle compared to standard USA market average of 10% and including a one percent increase in participation from the prior cycle in June 2013. MVB: Recent Capital Raises

MVBFC Performance vs. Market

Bank Recognized as Safe & Secure Non-performing loan ratio 0.13% Among LOWEST in the country DepositAccounts.com A+ Rating 2013 Bauer Financial Inc. 5-Star Rating Safety, Soundness and Financial Strength

West Virginia Organic Growth Expanded West Virginia footprint in strong markets: Sabraton (Morgantown) Edwin Miller Blvd. (Martinsburg) Charleston (Downtown) White Hall (In Development)

Established Commercial Loan Office in NOVA Entered into asset purchase agreement with CFG Community Bank Enhanced technology in our products and services MVB Bank - Key 2013 Actions

 MVB Mortgage - Key 2013 Actions Completed integration in mid-year Experienced management continues fully engaged Expanded partnerships in processing operations Made quick adjustments to changing market conditions Developed plans to expand offices in region Created more cross-sales opportunities with bank & insurance

Increased our investment Hired experienced leaders (Randy Cober & Ken Juskowich) Built professional team (30 professionals) Saw strong performance “out of the gate” Sought best locations for production offices Continued exploring expansion opportunities MVB Insurance - Key 2013 Actions

Market Presence Washington DC Fairfax Reston McLean Ashburn Charles Town Cheat Lake Sabraton / Morgantown Fairmont White Hall Clarksburg Bridgeport Charleston Wheeling Morgantown MVB BANK MVB LPOs / Future MVB MORTGAGE MVB INSURANCE Edwin Miller Blvd., Martinsburg Foxcroft, Martinsburg

2014 Priorities Helping Clients Be Successful Client Experience & Development Talent & Team Development Sound Growth with Quality Operational Excellence ONE VISION. ONE TEAM. ONE COMPANY. ONE VOICE.

Enhanced Governance Restructuring of Boards based on legal changes New members & retired members New leadership: Stephen F. Brooks, Chairman David Alvarez, Vice Chairman Established Mortgage & Insurance Boards Updated governance documents Initiated Community Boards MVB Financial Corp . Board of Directors ( Board Chair ) MVB Insurance , LLC Board of Directors ( Board Chair ) MVB Bank , Inc . Board of Directors ( Board Chair ) MVB Mortgage Board of Directors ( Board Chair ) Executive Committee Loan Review Committee ALCO Committee MVB Northern Virginia Community Boards Board Secretary MVB WV East MVB WV Central MVB WV South Governance Committee Audit Committee HR & Compensation Committee Finance Committee Executive Committee

Caring for our Communities Beyond helping clients in financial matters, MVB is committed to the communities it serves. In 2013, Team MVB volunteered more than 3200 hours MVB Financial Corp., contributed more than $250,000

Appreciation of Stakeholders Teammates, many thanks for what you achieve everyday across our companies. Loyal Clients, old and new, who trust us to serve them well, our sincere gratitude, everyday. Shareholders, including our newest ones this past year, thank-you for your investment in us. To our Board Directors, current and past, our sincere appreciation.

Notable Board Service MVB has been well-served by the following Directors who ended their formal Board duties this past year: Berniece D. Collis Brian D. Gilpin Maria K. Lorensen Kenneth F. “Trip” Lowe, III Dr. Saad Mossallati Christopher B. “Cricky” Shultz John B. Spadafore Louis Spatafore

With Sincerest Gratitude James R. “Dick” Martin Founding member of MVB, Inc. (1997) Served as CEO until 2005 Chairman of the Board until 2013 A Banker’s banker Community leader Strong client focus, everyday

Thank You! What comments or questions do you have?